UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2024

UFP INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Michigan (State or other Jurisdiction of Incorporation)	0-22684 (Commission File Number)	38-1465835 (IRS Employer Identification No.)

2801 East Beltline, NE Grand Rapids, Michigan (Address of Principal Executive Offices)	49525 (Zip Code)

Registrant's telephone number, including area code: (616) 364-6161

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	UFPI	The NASDAQ Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

CEO Succession Plan

On August 26, 2024, the Board of Directors of UFP Industries, Inc., a Michigan corporation (the “Company”), appointed William D. Schwartz as the Chief Executive Officer (CEO) of the Company, effective December 29, 2024 (the beginning of fiscal 2025). Mr. Schwartz currently serves as the President of UFP Retail, LLC, a position he will continue to hold until the effective date of his appointment as CEO. As of December 29, 2024, Mr. Schwartz’s base salary will increase to $600,000 per year and his participation level in the Company’s Corporate Profit Center Incentive Compensation Pool (the "Corporate Bonus Pool") for fiscal 2025 will be 10% of the Tier 1 threshold of the Corporate Bonus Pool, subject to the standard procedures of allocations relative to tier thresholds, as described in the Company’s proxy statement filed with the SEC on March 14, 2024.

On August 26, 2024, the Board also appointed Matthew J. Missad as the Executive Chairman of the Company, effective December 29, 2024. Mr. Missad currently serves as the CEO of the Company, a position he will continue to hold until the effective date of his appointment as Executive Chairman. The Board appointed Mr. Missad as Executive Chairman for a 24 consecutive month period for purposes of providing advice and support and such other services as determined by the Board. As of December 29, 2024, Mr. Missad’s base salary will be $500,000 per year, and his participation level in the Corporate Bonus Pool for fiscal 2025 will be 8% of the Tier 1 threshold of the Corporate Bonus Pool, subject to the standard procedures of allocations relative to tier thresholds. During his service as Executive Chairman, Mr. Missad will not receive any additional compensation for his service as a director of the Company.

In their new roles, Messrs. Schwartz and Missad will both continue to be eligible for the other elements of the Company’s executive compensation program, as disclosed in the Company’s proxy statement filed with the SEC on March 14, 2024.

Item 7.01        Regulation FD Disclosure

On August 27, 2024, the Company issued a press release announcing the management changes described in Item 5.02 of this report. A copy of the press release covering such announcement is attached as Exhibit 99.1 to this report and is incorporated here by reference.

The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01         Exhibits

Exhibits.

99.1Press Release of UFP Industries, Inc. dated August 27, 2024.

104Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

EXHIBIT INDEX

Exhibit Number	Document

99.1	Press Release of UFP Industries, Inc. dated August 27, 2024.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UFP INDUSTRIES, INC.
(Registrant)

Dated: August 27, 2024	By:	/s/ Michael R. Cole

Michael R. Cole
Principal Financial Officer and Treasurer

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